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                      EXHIBIT C TO PARTICIPATION AGREEMENT

                             FORM OF TRUST AGREEMENT

                            dated as of May 28, 1999

                                     between

                           STRATOSPHERE GAMING CORP.,
                                   as Grantor,

                                       and

                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                                   as Trustee





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                                                                TRUST AGREEMENT

                                 TRUST AGREEMENT

     THIS TRUST AGREEMENT (as amended and supplemented from time to time, this "Trust Agreement") dated as of May 28, 1999, is entered into by and between FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada trust company (in its individual capacity, "Trust Company"; the Trust Company, not in its individual capacity but solely as trustee, and any institution that shall act as a successor trustee in accordance with the terms of Section 3.10, the "Trustee"); and Stratosphere Gaming Corp., as grantor ("Grantor"). For purposes hereof, capitalized terms used in this Trust Agreement without specific definition herein shall have the meanings assigned thereto in Appendix-1 to the Participation Agreement, dated as of May 28, 1999, among the Trustee; the Lenders identified therein; Grantor; Stratosphere Corporation, as Guarantor; and Heller Financial Leasing, Inc., as Agent.

                                    ARTICLE I

                                THE TRUST ESTATE

     SECTION 1.1. Appointment, Authorization and Direction to Trustee. Grantor hereby requests that Trust Company act as Trustee of the trust created hereunder (the "Trust") and Trust Company hereby accepts its appointment as trustee of the Trust, effective as of the date hereof. Lenders and Grantor authorize and direct Trustee, subject to confirmation by Lenders of the satisfaction or waiver of all appropriate conditions set forth in the Participation Agreement, to enter into, execute and deliver:
(A) ON THE CLOSING DATE AND FROM TIME TO TIME THEREAFTER (INCLUDING ON THE ADVANCE DATE), THE OPERATIVE DOCUMENTS TO WHICH THE TRUST OR TRUSTEE IS TO BECOME A PARTY ON EACH SUCH DATE;

(B) FROM TIME TO TIME, THE NOTES IN THE MANNER AND SUBJECT TO THE TERMS AND CONDITIONS PROVIDED IN THE PARTICIPATION AGREEMENT AND THE LOAN AGREEMENT; AND

(C) ALL OTHER DOCUMENTS, AND TO DO ALL SUCH THINGS AND TAKE ALL SUCH ACTIONS, AS MAY BE NECESSARY OR CONVENIENT TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THE OPERATIVE DOCUMENTS AND TO PERFORM THE TERMS AND CONDITIONS OF THIS TRUST AGREEMENT, ALL AS CONTEMPLATED HEREIN OR IN THE OPERATIVE DOCUMENTS.

     SECTION 1.2.  Declaration and Purpose.
(A) TRUSTEE HEREBY DECLARES, UNDERTAKES AND AGREES THAT IT WILL AND DOES RECEIVE, TAKE AND HOLD ALL ESTATE, RIGHT, TITLE AND INTEREST OF TRUSTEE IN AND TO THE TRUST ESTATE IN TRUST FOR THE USE AND BENEFIT OF GRANTOR.

(B) THE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE EQUIPMENT AND THE REMAINDER OF THE TRUST ESTATE AS COLLATERAL SECURITY FOR THE OBLIGATIONS OF TRUSTEE UNDER THE LOAN AGREEMENT, TO DISCHARGE SUCH OBLIGATIONS IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS AND TO ENGAGE IN ACTIVITIES ANCILLARY AND INCIDENTAL THERETO AS SET FORTH IN THE OPERATIVE DOCUMENTS AND AS PERMITTED BY APPLICABLE LAW. EXCEPT IN CONNECTION WITH THE FOREGOING, TRUSTEE IN ITS CAPACITY AS TRUSTEE


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                                                                 TRUST AGREEMENT

SHALL NOT (I) ENGAGE IN ANY BUSINESS OR ACTIVITY, (II) HAVE ANY PROPERTY, RIGHTS OR INTEREST, WHETHER REAL OR PERSONAL, TANGIBLE OR INTANGIBLE, (III) INCUR ANY LEGAL LIABILITY OR OBLIGATION, WHETHER FIXED OR CONTINGENT, MATURED OR UNMATURED, OTHER THAN IN THE NORMAL COURSE OF THE ADMINISTRATION OF THE TRUST OR
(IV) SUBJECT ANY OF THE TRUST ESTATE TO ANY MORTGAGE, LIEN, SECURITY INTEREST OR OTHER CLAIM OR ENCUMBRANCE, OTHER THAN IN FAVOR OF AGENT AND LENDERS PURSUANT TO THE PROVISIONS OF THE OPERATIVE DOCUMENTS. THE TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE EQUIPMENT AND TO COLLECT AND CONSERVE THE VALUE THEREOF AND OF THE TRUST ESTATE, SUBJECT TO THE RIGHTS OF AGENT AND GRANTOR, FOR THE BENEFIT OF LENDERS. TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO THE TRUST ESTATE NOR SHALL THIS TRUST AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF A CORPORATION DEFACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN TRUSTEE, AGENT AND LENDERS.

                                   ARTICLE II

                          COLLECTIONS AND DISTRIBUTIONS

     SECTION 2.1. Collections and Remittances by Trustee. Trustee agrees that, subject to the provisions of this Trust Agreement, it will, during the term of this Trust, administer the Trust Estate and, at the direction of Grantor, or if the Loan Agreement has not been fully discharged Agent (the appropriate Person permitted to give instructions being hereafter called the "Instructing Party") may take steps to collect all sums payable to Trustee by Grantor or any other Person under the Lease and the other Operative Documents. Trustee agrees to distribute all proceeds received from the Trust Estate in accordance with the Loan Agreement and Sections 2.2 and 2.3. Trustee shall make such distribution promptly upon receipt of such proceeds (if such proceeds are available for distribution) by Trustee, it being understood and agreed that Trustee shall not be obligated to make such distribution until the funds for such distribution have been received by Trustee in cash or its equivalent reasonably acceptable to Trustee. All distributions to a Lender shall be made by Trustee to the order of such Lender in the manner and at its address referred to in Section 9.3 of the Participation Agreement.
     SECTION 2.2. Distribution of Payments.
(A) PAYMENTS TO TRUSTEE FOR THE BENEFIT OF LENDERS AND AGENT. UNTIL THE LOAN AGREEMENT SHALL HAVE BEEN FULLY DISCHARGED PURSUANT TO ITS TERMS, SUBJECT TO APPLICABLE LAW, ALL RENT, INSURANCE PROCEEDS AND REQUISITION OR OTHER PAYMENTS OF ANY KIND INCLUDED IN THE TRUST ESTATE (OTHER THAN EXCLUDED AMOUNTS) PAYABLE TO AND RECEIVED BY TRUSTEE SHALL BE HELD BY TRUSTEE FOR THE BENEFIT OF LENDERS AND AGENT FOR DISTRIBUTION IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE III OF THE LOAN AGREEMENT; PROVIDED, HOWEVER, THAT ANY PAYMENTS RECEIVED BY TRUSTEE FROM GRANTOR WITH RESPECT TO TRUSTEE'S FEES AND DISBURSEMENTS, OR PURSUANT TO
SECTION 5.1, SHALL BE RETAINED BY TRUSTEE AND APPLIED TOWARD THE PURPOSE FOR WHICH SUCH PAYMENTS WERE MADE.


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                                                                 TRUST AGREEMENT

(B) EXCLUDED AMOUNTS. ANY EXCLUDED AMOUNTS RECEIVED BY TRUSTEE AT ANY TIME SHALL BE PROMPTLY PAID BY TRUSTEE TO THE PERSON TO WHOM SUCH EXCLUDED AMOUNTS ARE PAYABLE UNDER THE PROVISIONS OF THE PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT.

     SECTION 2.3. Effect of Sales by Trustee. Any sale of all or any part of the Trust Estate by Trustee permitted hereunder shall bind Lenders and shall be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all right, title and interest vested in Trustee or Lenders hereunder in the property so sold, and no purchaser shall be required to inquire as to compliance by Trustee with any of the terms hereof or to see to the application of any consideration paid for such property.
                                  ARTICLE III

                      CERTAIN PROVISIONS RESPECTING TRUSTEE

     SECTION 3.1. Acceptance of Trusts and Duties. Trust Company accepts the trusts hereby created and agrees to perform the same as herein expressed and agrees to receive and disburse all moneys constituting part of the Trust Estate in accordance with the terms hereof.
     SECTION 3.2. Limitation of Power. Trustee shall have no power, right, duty or authority to manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Equipment or any other property at any time constituting a part of the Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except (a) to execute and deliver the Operative Documents to which Trustee is to be a party,
(b) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of Trustee hereunder, (c) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of Trustee under the Operative Documents, (d) to receive, collect and distribute and deal with the sums due under the Lease and with the Equipment and the proceeds thereof as provided in the Lease, the Loan Agreement and in this Trust Agreement, and (e) as expressly provided in written instructions from the Instructing Party given pursuant to Section 3.3 or 3.4. Other than as expressly provided in this Trust Agreement, Trustee shall not have the authority to make management decisions relating to the Trust Estate and may take only ministerial actions without consent of Agent. For purposes of this Trust Agreement neither Grantor nor, if applicable, the Parent, shall have the right to direct Trustee to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of Trustee hereunder and under the Operative Documents until the Loan Agreement and Notes have been paid and discharged in full.
     SECTION 3.3. Notice of Event of Default. If a Responsible Officer of Trustee has actual knowledge of a Lease Event of Default or Loan Event of Default, Trustee shall give prompt written notice of such event to Lenders, Grantor and Agent in the manner specified in Section 5.2. Subject to Section 3.4, Trustee shall take such action with respect to any such event as shall be specified in written instructions from the Instructing Party. For all purposes of this Trust Agreement and the Lease, in the absence of such actual knowledge, Trustee shall not be deemed to have knowledge of a Lease Event of Default or a Loan Event of Default unless any of its Responsible Officers is notified in writing by a Lender or Agent. Trustee shall have no obligation and shall not take any action in the event it receives no direction from the applicable Instructing Party.


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                                                                 TRUST AGREEMENT

     SECTION 3.4. Action Upon Instructions. Subject to Sections 3.5, 3.6 and 5.1 and the Loan Agreement, upon the written instructions at any time and from time to time of the Instructing Party, Trustee shall take such of the following actions as may be specified in such instructions:
(A) GIVE SUCH NOTICE OR DIRECTION OR EXERCISE SUCH RIGHT OR POWER UNDER THE LEASE OR ANY OTHER OPERATIVE DOCUMENT AS SHALL BE SPECIFIED IN SUCH INSTRUCTIONS;

(B) APPROVE AS SATISFACTORY TO IT ALL MATTERS REQUIRED BY THE TERMS OF ANY OPERATIVE DOCUMENT TO BE SATISFACTORY TO TRUSTEE;

(C) UPON EXPIRATION OF THE LEASE TERM AND DISCHARGE IN FULL OF THE LOAN AGREEMENT AND THE NOTES PURSUANT TO ITS TERMS, CONVEY ALL OF TRUSTEE'S RIGHT, TITLE AND INTEREST IN AND TO THE TRUST ESTATE (INCLUDING THE EQUIPMENT) TO GRANTOR; AND

(D) ANY OTHER ACTION AS SPECIFIED BY THE INSTRUCTING PARTY.

    SECTION 3.5. Certain Duties and Responsibilities of Trustee.
(A) EXCEPT DURING THE CONTINUANCE OF A LEASE EVENT OF DEFAULT OR A LOAN EVENT OF
DEFAULT:

                  (I) TRUSTEE UNDERTAKES TO PERFORM SUCH DUTIES AND ONLY SUCH DUTIES AS ARE SPECIFICALLY SET FORTH HEREIN AND IN THE OTHER OPERATIVE DOCUMENTS, AND NO IMPLIED COVENANTS OR OBLIGATIONS SHALL BE READ INTO THIS TRUST AGREEMENT AGAINST TRUSTEE, AND TRUSTEE AGREES THAT IT SHALL NOT, NOR SHALL IT HAVE A DUTY TO, MANAGE, CONTROL, USE, SELL, MAINTAIN, INSURE, REGISTER, LEASE, OPERATE, MODIFY, DISPOSE OF OR OTHERWISE DEAL WITH THE EQUIPMENT OR ANY OTHER PART OF THE TRUST ESTATE IN ANY MANNER WHATSOEVER, EXCEPT AS REQUIRED BY THE OPERATIVE DOCUMENTS AND AS OTHERWISE PROVIDED HEREIN; AND

                  (II) IN THE ABSENCE OF BAD FAITH OR GROSS NEGLIGENCE ON ITS PART, TRUSTEE MAY CONCLUSIVELY RELY, AS TO THE TRUTH OF THE STATEMENTS AND THE CORRECTNESS OF THE OPINIONS EXPRESSED THEREIN, UPON CERTIFICATES OR OPINIONS FURNISHED TO TRUSTEE AND CONFORMING TO THE REQUIREMENTS OF THIS TRUST AGREEMENT.

(B) NO PROVISION OF THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, INCLUDING, WITHOUT LIMITATION, ARTICLES VII AND VIII OF THE PARTICIPATION AGREEMENT, SHALL BE CONSTRUED TO RELIEVE TRUST COMPANY IN ITS INDIVIDUAL CAPACITY OR TRUSTEE OF LIABILITY FOR ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR ITS NEGLIGENCE IN THE HANDLING OF FUNDS, IT BEING UNDERSTOOD THAT, WITHOUT LIMITING THE FOREGOING:

                  (I) TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT MADE IN GOOD FAITH BY AN RESPONSIBLE OFFICER OF TRUSTEE, UNLESS IT SHALL BE PROVED THAT TRUSTEE WAS GROSSLY NEGLIGENT;

                  (II) TRUSTEE SHALL NOT BE LIABLE WITH RESPECT TO ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT IN GOOD FAITH IN ACCORDANCE WITH THE DIRECTION OF THE INSTRUCTING


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                                                                 TRUST AGREEMENT


         PARTY PURSUANT TO THE EXPRESS PROVISIONS HEREOF; IT BEING UNDERSTOOD THAT TRUSTEE SHALL BE LIABLE IF IT TAKES ANY ACTION PURSUANT TO INSTRUCTIONS FROM GRANTOR PRIOR TO RECEIVING NOTICE FROM AGENT THAT THE LOAN AGREEMENT HAS BEEN DISCHARGED IN FULL PURSUANT TO ITS TERMS;

                  (III) NO PROVISION HEREOF SHALL REQUIRE TRUST COMPANY IN ITS INDIVIDUAL CAPACITY TO EXPEND OR RISK ITS OWN FUNDS IN THE PERFORMANCE OF ANY OF ITS DUTIES HEREUNDER OR UNDER ANY OF THE OTHER OPERATIVE DOCUMENTS, OR IN THE EXERCISE OF ANY OF ITS RIGHTS OR POWERS; AND

                  (IV) TRUST COMPANY SHALL BE LIABLE FOR (A) ANY TAXES ON, WITH RESPECT TO OR MEASURED BY ANY AMOUNTS PAID TO IT AS COMPENSATION FOR SERVICES AS TRUSTEE HEREUNDER OR OTHERWISE UNDER THE OPERATIVE DOCUMENTS, (B) ACTS OR OMISSIONS NOT RELATED TO THE TRANSACTIONS CONTEMPLATED BY THE OPERATIVE DOCUMENTS, (C) THE INACCURACY OF REPRESENTATIONS AND WARRANTIES MADE BY TRUST COMPANY IN ITS INDIVIDUAL CAPACITY IN THE PARTICIPATION AGREEMENT OR ANY CERTIFICATE OR DOCUMENT DELIVERED PURSUANT THERETO, AND (D) ITS NEGLIGENCE IN THE HANDLING OF FUNDS.

(C) TRUSTEE SHALL NOT BE REQUIRED TO TAKE ANY ACTION HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS, NOR SHALL ANY OTHER PROVISION OF THIS TRUST AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT BE DEEMED TO IMPOSE A DUTY ON TRUSTEE TO TAKE ANY ACTION, IF TRUSTEE DETERMINES, OR IS ADVISED BY COUNSEL, THAT SUCH ACTION IS LIKELY TO RESULT IN PERSONAL LIABILITY OR IS CONTRARY TO APPLICABLE LAW OR THE OPERATIVE DOCUMENTS.

(D) WHETHER OR NOT THEREIN EXPRESSLY SO PROVIDED, EVERY PROVISION OF THIS TRUST AGREEMENT RELATING TO THE CONDUCT OR AFFECTING THE LIABILITY OF OR AFFORDING PROTECTION TO TRUSTEE SHALL BE SUBJECT TO THE PROVISIONS OF THIS SECTION 3.5.

         SECTION 3.6. Certain Rights of Trustee. Except as otherwise provided in
Section 3.5:
(A) TRUSTEE MAY RELY AND SHALL BE PROTECTED IN ACTING OR REFRAINING FROM ACTING UPON ANY SIGNATURE, RESOLUTION, CERTIFICATE, STATEMENT, INSTRUMENT, OPINION, REPORT, NOTICE, REQUEST, DIRECTION, CONSENT, ORDER OR OTHER PAPER OR DOCUMENT REASONABLY BELIEVED BY IT TO BE GENUINE AND TO HAVE BEEN SIGNED OR PRESENTED BY THE PROPER PARTY OR PARTIES;

(B) ANY REQUEST, DIRECTION OR AUTHORIZATION BY ANY PARTY HERETO OR TO ANY OTHER OPERATIVE DOCUMENT SHALL BE SUFFICIENTLY EVIDENCED BY A REQUEST, DIRECTION OR AUTHORIZATION IN WRITING, DELIVERED TO TRUSTEE AND SIGNED IN THE NAME OF SUCH PARTY BY THE PRESIDENT, ANY VICE PRESIDENT, THE TREASURER OR THE SECRETARY OF SUCH PARTY, AS THE CASE MAY BE, AND ANY RESOLUTION OF THE BOARD OF DIRECTORS OR COMMITTEE THEREOF OF SUCH PARTY SHALL BE SUFFICIENTLY EVIDENCED BY A COPY OF SUCH RESOLUTION CERTIFIED BY THE SECRETARY OR AN ASSISTANT SECRETARY OF SUCH PARTY, AS THE CASE MAY BE, TO HAVE BEEN DULY ADOPTED AND TO BE IN FULL FORCE AND EFFECT ON THE DATE OF SUCH CERTIFICATION, AND DELIVERED TO TRUSTEE;

(C) WHENEVER IN THE ADMINISTRATION OF THIS TRUST AGREEMENT TRUSTEE DEEMS IT DESIRABLE THAT A MATTER BE PROVED OR ESTABLISHED BEFORE TAKING, SUFFERING OR OMITTING ANY ACTION HEREUNDER, TRUSTEE MAY IN GOOD FAITH RELY UPON A CERTIFICATE IN WRITING, DELIVERED TO

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                                                                 TRUST AGREEMENT


TRUSTEE AND SIGNED BY THE PRESIDENT, ANY VICE PRESIDENT, ANY ASSISTANT VICE PRESIDENT, THE TREASURER, ANY ASSISTANT TREASURER, THE SECRETARY OR ANY ASSISTANT SECRETARY OF A LENDER;

(D) TRUSTEE MAY EXERCISE ITS POWERS AND PERFORM ITS DUTIES BY OR THROUGH SUCH ATTORNEYS, AGENTS AND SERVANTS AS IT MAY APPOINT, AND IT SHALL NOT BE LIABLE FOR THE CONDUCT OR MISCONDUCT OF SUCH ATTORNEYS, AGENTS AND SERVANTS, PROVIDED, THAT TRUSTEE SHALL USE DUE CARE IN THE APPOINTMENT OF SUCH ATTORNEYS, AGENTS AND SERVANTS; AND IT SHALL BE ENTITLED TO THE ADVICE OF COUNSEL AND SHALL BE PROTECTED BY THE ADVICE OF SUCH COUNSEL IN ANYTHING DONE OR OMITTED TO BE DONE IN ACCORDANCE WITH SUCH ADVICE IF SUCH ADVICE PERTAINS TO SUCH MATTERS AS TRUSTEE MAY REASONABLY PRESUME TO BE WITHIN THE SCOPE OF SUCH COUNSEL'S AREA OF EXPERTISE;

(E) TRUSTEE SHALL NOT BE UNDER ANY OBLIGATION TO EXERCISE ANY OF THE RIGHTS OR POWERS VESTED IN IT BY THIS TRUST AGREEMENT AT THE REQUEST OR DIRECTION OF THE INSTRUCTING PARTY, UNLESS THE INSTRUCTING PARTY OFFERS TO TRUSTEE REASONABLE SECURITY OR INDEMNITY AGAINST THE COSTS, EXPENSES (INCLUDING REASONABLE FEES AND EXPENSES OF ITS LEGAL COUNSEL) AND LIABILITIES WHICH MAY BE INCURRED BY IT IN COMPLIANCE WITH SUCH REQUEST OR DIRECTION;

(F) PROVIDED NO RESPONSIBLE OFFICER HAS ACTUAL KNOWLEDGE OF THE INACCURACY THEREOF, TRUSTEE SHALL NOT BE BOUND TO MAKE ANY INVESTIGATION INTO THE FACTS OR MATTERS STATED IN ANY RESOLUTION, CERTIFICATE, STATEMENT, INSTRUMENT, OPINION, REPORT, NOTICE, REQUEST, DIRECTION, CONSENT OR OTHER PAPER OR DOCUMENT, BUT TRUSTEE, IN ITS DISCRETION, MAY MAKE SUCH FURTHER INQUIRY OR INVESTIGATION INTO SUCH FACTS OR MATTERS AS IT MAY SEE FIT, AND, IF TRUSTEE DETERMINES TO MAKE SUCH FURTHER INQUIRY OR INVESTIGATION, IT SHALL BE ENTITLED TO EXAMINE THE BOOKS AND RECORDS OF GRANTOR RELATED TO THE EQUIPMENT TO REASONABLY DETERMINE WHETHER GRANTOR IS IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE LEASE AND TO EXAMINE THE EQUIPMENT, BY AGENT OR ATTORNEY, ALL UPON THE TERN AND CONDITIONS CONTAINED IN THE LEASE; AND

(G) WITHOUT LIMITING THE GENERALITY OF SECTION 3.5, TRUSTEE SHALL NOT HAVE ANY DUTY (I) TO SEE TO ANY RECORDING OR FILING OF THE OPERATIVE DOCUMENTS OR ANY UNIFORM COMMERCIAL CODE FINANCING STATEMENTS OR TO SEE TO THE MAINTENANCE OF ANY SUCH RECORDING OR FILING, (II) TO SEE TO ANY INSURANCE ON THE EQUIPMENT OR TO EFFECT OR MAINTAIN ANY SUCH INSURANCE, WHETHER OR NOT GRANTOR IS IN DEFAULT WITH RESPECT THERETO, OTHER THAN TO FORWARD PROMPTLY TO LENDERS COPIES OF ALL CERTIFICATES, REPORTS AND OTHER WRITTEN INFORMATION IT RECEIVES FROM GRANTOR PURSUANT TO THE LEASE (UNLESS LENDERS ARE TO RECEIVE SUCH CERTIFICATES, REPORTS AND OTHER WRITTEN INFORMATION DIRECTLY FROM GRANTOR), (III) TO SEE TO THE PAYMENT OR DISCHARGE OF ANY TAX, ASSESSMENT OR OTHER GOVERNMENT CHARGE OR ANY LIEN OWING WITH RESPECT TO, ASSESSED OR LEVIED AGAINST ANY PART OF THE TRUST ESTATE, OTHER THAN LESSOR LIENS ATTRIBUTABLE TO IT, (IV) TO CONFIRM OR VERIFY ANY FINANCIAL STATEMENTS OF GRANTOR OR ANY OTHER PERSON, OR (V) TO INSPECT THE EQUIPMENT AT ANY TIME OR ASCERTAIN OR INQUIRE AS TO THE PERFORMANCE OR OBSERVANCE OF ANY OF GRANTOR'S OR ANY OTHER PERSON'S (OTHER THAN ITS OR TRUST COMPANY'S) COVENANTS UNDER THE OPERATIVE DOCUMENTS WITH RESPECT TO THE EQUIPMENT.

         SECTION 3.7. NO REPRESENTATIONS OR WARRANTIES AS TO THE


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                                                                 TRUST AGREEMENT


EQUIPMENT OR DOCUMENTS. TRUST COMPANY IS NOT A BUILDER, DEVELOPER OR MANUFACTURER OF THE EQUIPMENT OR A DEALER IN OR VENDOR OF SIMILAR EQUIPMENT AND HAS NOT INSPECTED THE EQUIPMENT BEFORE DELIVERY TO AND ACCEPTANCE BY GRANTOR. TRUST COMPANY HAS NOT MADE NOR DOES IT MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, OR AS TO TITLE THERETO, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS TRUST AGREEMENT AGAINST TRUST COMPANY), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN SECTION 4.3 OF THE PARTICIPATION AGREEMENT.
     SECTION 3.8. Status of Moneys Received. All moneys received by Trustee or Trust Company under or pursuant to this Trust Agreement or any other Operative Document (other than Excluded Amounts to be paid to Trust Company) shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by Trustee under such conditions as may be prescribed or permitted by Applicable Law for trust funds, or, at the direction of Agent may be invested in Cash Equivalents.
     SECTION 3.9. Permitted Activities. Trustee or any corporation in or with which Trustee may be interested or affiliated or any officer or director of any such corporation may have commercial relations and otherwise deal with Grantor or any other Person or with any other corporation having relations with Grantor to the full extent permitted by Applicable Law.
     SECTION 3.10. Resignation or Removal of Trustee. Trust Company or any successor thereto as Trustee may resign as Trustee at any time without cause by giving at least 60 days' prior written notice to each Lender, Agent and Grantor, and Agent may at any time remove Trustee without cause by an instrument in writing delivered to Trustee, Agent and Grantor, such resignation or removal to be effective on the later of the date specified in such notice or written instrument or the date on which a successor trustee is appointed hereunder. With the written consent of Agent and, so long as a Lease Event of Default shall not have occurred and be continuing, Grantor, Agent may, at any time upon 30 days' prior written notice to Agent and Grantor by an instrument in writing, appoint a successor trustee; provided, however, that any successor trustee shall be a national banking association authorized to do business in Nevada, a banking corporation formed or regulated under the laws of Nevada or a wholly owned subsidiary of such a banking association or corporation that is formed or regulated under the laws of Nevada that has a combined capital and surplus of at least $100,000,000, and provided, further, that the Nevada Gaming Commission shall not have determined that such successor trustee is unsuitable. If Agent do not appoint a successor trustee within 30 days after the giving of notice of such resignation or removal, Agent or Trustee may apply to any court of competent jurisdiction to appoint a successor trustee to act until a successor or successors is appointed by Agent as above


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                                                                 TRUST AGREEMENT


provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by a successor trustee appointed by Agent within one year from the date of the appointment by such court.
     SECTION 3.11. Estate and Rights of Successor Trustee. Any successor Trustee, whether appointed by Agent or a court, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon each successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named Trustee herein, but nevertheless upon the written request of such successor Trustee, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee any property or moneys then held by such predecessor Trustee upon the trusts herein expressed.
     SECTION 3.12. Merger or Consolidation of Trustee. Any corporation into which Trust Company serving as Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which Trust Company serving as Trustee is a party, or any corporation to which substantially all of the business of Trustee may be transferred, shall be a successor trustee under this Trust Agreement without further act.
     SECTION 3.13. Co-Trustees. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Instructing Party and Trustee jointly shall have the power, and shall execute and deliver all instruments, to appoint one or more Persons approved by Agent and Trustee, to act as co-trustee, or co-trustees, jointly with Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as Agent and Trustee may consider necessary or desirable. If the Instructing Party has not joined in such appointment within 15 days after the receipt by it of a request to do so, Trustee alone shall have power to make such appointment. The Trustee shall not be liable for any act or omission of any co-trustee or separate trustee appointed under this Section 3.13.
     SECTION 3.14. Books and Records. Trustee shall be responsible for keeping the customary books and records relating to the receipt and disbursement of all moneys actually received and disbursed by it.

                                   ARTICLE IV

                     TERMINATION OF AND AMENDMENTS TO TRUST

         SECTION 4.1. Termination. The Trust created and provided for hereby shall cease and be terminated in any one of the following events, whichever shall first occur:
(A) IF AGENT SHALL BY NOTICE IN WRITING TO TRUSTEE, LENDERS AND GRANTOR REVOKE AND TERMINATE THE TRUST ON AND AS OF A DATE STATED IN SUCH NOTICE, WHICH DATE SHALL NOT BE LESS THAN TEN NOR MORE THAN THIRTY DAYS FROM THE DATE OF MAILING SUCH NOTICE, THEN ON THE DATE SPECIFIED IN SUCH NOTICE THE TRUST CREATED AND PROVIDED FOR HEREBY SHALL CEASE AND TERMINATE, PROVIDED, HOWEVER, THAT THIS TRUST SHALL NOT BE SUBJECT TO REVOCATION OR TERMINATION BY LENDERS PRIOR TO THE PAYMENT IN FULL AND DISCHARGE OF THE LOANS AND ALL


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                                                               TRUST AGREEMENT




OTHER INDEBTEDNESS SECURED BY THE OPERATIVE DOCUMENTS AND THE TERMINATION OF THE OPERATIVE DOCUMENTS AND THE RELEASE OF THE LIENS GRANTED THEREBY; OR

(B) THE SALE OR OTHER FINAL DISPOSITION BY TRUSTEE OF ALL PROPERTY CONSTITUTING THE TRUST ESTATE AND THE FINAL DISPOSITION BY TRUSTEE OF ALL MONEYS OR OTHER PROPERTY OR PROCEEDS CONSTITUTING PART OF THE TRUST ESTATE IN ACCORDANCE WITH THE TEXT HEREOF AND SUBJECT TO ALL APPLICABLE LAW; PROVIDED, HOWEVER, THAT THE TRUST ESTATE SHALL NOT BE SUBJECT TO SALE OR OTHER FINAL DISPOSITION BY TRUSTEE PRIOR TO THE PAYMENT IN FULL AND DISCHARGE OF THE LOANS AND ALL OTHER INDEBTEDNESS SECURED BY THE OPERATIVE DOCUMENTS AND THE RELEASE OF THE OPERATIVE DOCUMENTS AND THE LIENS GRANTED THEREBY AND THE PAYMENT IN FULL OF THE COMMITMENT AMOUNTS; OR

(C) 110 YEARS AFTER THE DATE HEREOF.

         SECTION 4.2. Distribution of Trust Estate Upon Termination. Upon any termination of this Trust pursuant to Section 4.1, Trustee shall convey the Trust Estate to such purchaser or purchasers thereof or other Persons entitled thereto and for such amount and on such terms as are specified in written instructions from Agent delivered to Trustee before the date of termination; provided that (a) if at the time of any termination the Lease remains in force and effect, then the Trust Estate shall be conveyed as a unit subject to the Lease and not in parcels, and (b) if such written instructions are not delivered to Trustee on or before the date of termination, Trustee shall transfer title to the Trust Estate to Lenders. Upon making such transfer or sale Trustee shall be entitled to immediate receipt of any sums due and owing to Trustee, including, without limitation, any expenses (including reasonable attorneys' fees and expenses) incurred pursuant hereto or as compensation for services rendered hereunder and not theretofore paid and Trustee shall be discharged and free of any further liability hereunder subject to Section 3.5(c).
         SECTION 4.3. Amendments. Subject to Section 5.8 hereof and Section 9.5 of the Participation Agreement, at any time and from time to time, upon the written request of the Instructing Party, (i) Trustee shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such request, and (ii) Trustee shall enter into or consent to such written amendment of or supplement to the other Operative Documents as Grantor or Agent, as the case may be, may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of the Operative Documents as may be specified in such request; provided, however, if in the reasonable opinion of Trustee, any document required to be executed by it pursuant to this Section 4.3 adversely affects any right or duty of, or immunity or indemnity in favor of, Trustee under this Trust Agreement or the other Operative Documents, Trustee may in its reasonable discretion decline to execute such document.
                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1. Compensation and Indemnification. Trustee shall receive reasonable compensation for its services hereunder from Grantor and shall be reimbursed by Grantor for Trustee's reasonable fees and expenses (including the reasonable disbursements and fees of

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counsel). If a Lease Event of Default or a Loan Event of Default shall have occurred and be continuing and Trustee is required pursuant to this Trust Agreement to take any action in connection therewith, it shall be reimbursed by Grantor for any expenses it may incur in relation to taking any such action. Grantor shall reimburse and indemnify and save Trustee harmless from and against any and all losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes, counsel fees, and including tort claims for which Trustee is strictly liable, which may be asserted against or incurred by reason of Trust Company being Trustee or acting as Trustee hereunder or under the other Operative Documents or the performance or enforcement of any of the terms hereof, or arising out of or relating to this Trust Agreement or the other Operative Documents or the Equipment, the Trust Estate or the Rent and other sums payable therefor, or the building, manufacture, purchase, installation, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Equipment or in any way relating to or arising out of the Trust Estate or the action or the inaction of Trustee hereunder or by reason of any occurrence while so acting. In no event shall Grantor be so obligated in respect of any such losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes and counsel fees pursuant to this Section 5.1, arising from or as a result of (a) the willful misconduct or gross negligence of Trust Company or the negligence of Trust Company in handling of funds, (b) any taxes on, with respect to or measured by any amounts paid to Trust Company as compensation for services as Trustee hereunder or otherwise under the Operative Documents, or (c) the inaccuracy of representations and warranties made by Trust Company in its individual capacity in the Participation Agreement or in any certificate or documents delivered pursuant thereto. The provisions of this Section 5.1 (other than the requirements for compensation of Trustee after its resignation, which shall terminate upon the resignation or removal of Trustee) shall continue in force and effect notwithstanding the termination of this Trust, the resignation or removal of Trustee or the obligation of any other party to any other Operative Document to make any payment to Trustee which Grantor is required to make pursuant to this Section 5.1.
     SECTION 5.2. Notices. All notices and communications provided for herein shall be in writing and shall be deemed to have been given in accordance with
Section 9.3 of the Participation Agreement. Trustee shall deliver to each Lender promptly after receipt copies of all notices, certificates and reports delivered to it pursuant to any Operative Document.
     SECTION 5.3. GOVERNING LAW. THIS TRUST IS BEING CREATED IN THE STATE OF NEVADA AND THE VALIDITY, CONSTRUCTION AND ALL RIGHTS UNDER THIS TRUST SHALL BE GOVERNED BY THE LAWS OF THAT STATE, EXCLUDING ALL CHOICE OF LAWS AND CONFLICT OF LAWS RULES OF SUCH STATE. IF ANY PROVISION OF THIS TRUST SHALL BE INVALID OR UNENFORCEABLE, THE REMAINING PROVISIONS HEREOF SHALL CONTINUE TO BE FULLY EFFECTIVE, PROVIDED THAT SUCH REMAINING PROVISIONS DO NOT INCREASE THE OBLIGATIONS OR LIABILITIES OF TRUSTEE.
     SECTION 5.4. Tax Reports: Information Reporting: Withholding Taxes. If any tax report or tax return is required to be made by Trustee with respect to the Trust Estate and Grantor is not required to prepare and file the same pursuant to the Leases, each Lender will prepare such tax report or return in respect of its interest in the Trust and deliver a copy thereof to Trustee. Trustee agrees to promptly forward to each Lender any communications with respect to taxes


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                                                                 TRUST AGREEMENT


pertaining to the Trust Estate received by Trustee from tax authorities or from Grantor.
     SECTION 5.5. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
     SECTION 5.6. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Grantor may not assign, transfer or otherwise dispose of its interest in the Trust, except as expressly contemplated in the Operative Documents.
     SECTION 5.7. Severability. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition on unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.
     SECTION 5.8. Only Written Waivers. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.
     SECTION 5.9. Counterparts. This instrument may be simultaneously executed in any number of counterpart, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.
     SECTION 5.10. Rights in Trust Agreement. Except as expressly provided to the contrary in the Operative Documents, nothing in this Trust Agreement, whether express or implied, shall be construed to give any Person other than Trustee and each Lender and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.
     SECTION 5.11. Payment of Trustee Fees, Costs and Expenses. Grantor shall pay to Trustee for its services hereunder such fees and expenses as heretofore have been agreed upon by Trustee and Grantor and shall also pay to Trustee such fees and expenses as may be reasonably incurred by Trustee as a result of taking any direction of the Instructing Party. Trustee agrees that it shall have no right against Lenders or Agent for any fee as compensation for its services hereunder, except as hereafter expressly agreed upon by Lenders, Agent and Trustee.
     SECTION 5.12. Identification of Trust. The name of the trust created hereby is the STRATOSPHERE 1999-1 TRUST.

                                  (Signature page follows]


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                                                                 TRUST AGREEMENT



         IN WITNESS WHEREOF, Trust Company and Grantor have caused this Trust Agreement to be duly executed all as of the day and year first above written.

                                      FIRST SECURITY TRUST COMPANY OF NEVADA, as
                                      Trust Company and as Trustee


                                          By:
                                             -------------------------------
                                          Name:
                                          Title:





                                          STRATOSPHERE GAMING CORP., as Grantor


                                          By:
                                             -------------------------------
                                          Name:   Thomas A. Lettero
                                          Title:  Vice President-Administration/
                                                  Chief Financial Officer


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